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                                                                   EXHIBIT 10.11








                       CORPORATE STAFFING RESOURCES, INC.


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                           STOCKHOLDERS AGREEMENT

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                        Dated as of December 3, 1997


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                           STOCKHOLDERS AGREEMENT

           This STOCKHOLDERS AGREEMENT, dated as of December 3, 1997, is by and among Corporate Staffing Resources, Inc., a Delaware corporation (the "Corporation"), and the stockholders of the Corporation (each a "Stockholder" and, collectively, the "Stockholders") as listed from time to time on Schedule 1 hereto.

           Each Stockholder owns that number of Securities (as hereinafter defined) set forth opposite such Stockholder's name on Schedule 1 hereto. It is deemed to be in the best interest of the Corporation and the Stockholders that provision be made for the continuity and stability of the business and policies of the Corporation, and, to that end, the Corporation and the Stockholders hereby set forth their agreement with respect to the Securities owned by them.


                                  AGREEMENT

           ACCORDINGLY, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:

        1. Definitions; Rules of Construction.

           (a) Capitalized terms used in this Agreement have the meanings ascribed to them below:

           "Accredited Investor" shall have the meaning set forth for such term in Regulation D.

           "Accredited Offeree" shall have the meaning ascribed to it in Section 5(a).

            "Affiliate" means (i) with respect to any individual, (A) a spouse or descendant, through blood or adoption, of such individual, (B) any trust or family partnership whose beneficiaries shall primarily be such individual and/or such individual's spouse and/or any Person related by blood or adoption to such individual or such individual's spouse, and (C) the estate or heirs of such individual, (ii) with respect to any Person which is not an individual, any other Person that, directly or indirectly through one or more intermediaries Controls (as hereinafter defined), is Controlled by, or is under common Control with, such Person and/or one or more Affiliates thereof. Without limiting the foregoing, (i) with respect to WES&S, an "Affiliate" shall mean the managing member of WES&S or any Person that directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with the managing member of WES&S or any partnership or limited liability company in which the managing member of WES&S is a general partner or managing member, respectively and (ii) with respect to Mellon, an


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"Affiliate" shall mean (A) any bank holding company that Controls Mellon, (B)
the general partner of Mellon, (C) any Person that directly or indirectly, through one or more intermediaries, Controls, or is Controlled by, or is under common Control with the general partner of Mellon or (D) any partnership or limited liability company in which the general partner of Mellon is a general partner or managing member, respectively. The term "Control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

           "Applicable Law" means, as to any Person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to such Person or any of its assets or property and all judgments applicable to such Person.

           "Applicable Offerees" means every Stockholder, other than an Outside Stockholder, who owns at least 1% of the Common Stock of the Corporation on the date hereof, but only if the Selling Stockholder is a Stockholder other than an Outside Stockholder or its Affiliates.

           "Approved Sale" shall have the meaning ascribed to it in Section 12.

           "Board" means the Board of Directors of the Corporation.

           "By-laws" means the by-laws of the Corporation as amended from time to time.

           "Capital Lease" means any lease obligation required to be accounted for as a capital lease under GAAP.

           "Cash Value" shall have the meaning ascribed to it in Section 9(a).

           "Certificate" means the Second Amended and Restated Certificate of Incorporation of the Corporation as filed with the Secretary of State of Delaware on December 3, 1997, as the same may hereafter be further amended, modified, supplemented and restated from time to time.

           "Co-Sale Acceptance" shall have the meaning ascribed to it in Section 7(a).

           "Co-Sale Notice" shall have the meaning ascribed to it in Section
7(a).

           "Co-Sale Offer" shall have the meaning ascribed to it in Section
7(a).

           "Co-Sale Offeree" shall have the meaning ascribed to it in Section 7(a).

           "Co-Sale Offeror" shall have the meaning ascribed to it in Section 7(a).

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           "Common Stock" means the common stock, par value $.01 per share, of the Corporation.

           "Common Stock Equivalent" means a share of Common Stock or the right to acquire, whether or not immediately exercisable, a share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.

           "Company" means, collectively, the Corporation and its Subsidiaries and, individually, the Corporation and each Subsidiary of the Corporation.

           "Competitor" means any Person who actively engages in any business or organization in any part of the United States or any other jurisdiction in which the Company sells products or provides services which, directly or indirectly, Competes (as hereinafter defined) with the Company. A business or organization shall be deemed to "Compete" with the Company if such business or organization, in the reasonable opinion of the Board, competes in a significant manner with the business of the Company as it is conducted as of the date hereof or at any time while this Agreement is in effect.

           "Corporation" shall have the meaning ascribed to it in the Preamble.

           "Electing Party" shall have the meaning ascribed to it in Section
9(a).

           "Encumbrance" means any lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right of way, encumbrance, right of first refusal or other right or adverse claim of any third party of any sort whatsoever.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

           "Excluded Securities" shall have the meaning ascribed to it in
Section 5(b).

           "Existing Indebtedness" means any Indebtedness incurred or permitted to be incurred under any Loan Agreement.

           "GAAP" means United States generally accepted accounting principles, consistently applied.

           "Governmental Authority" means any domestic or foreign government or political subdivision thereof, whether on a federal, state or local level and whether executive, legislative or judicial in nature, including any agency, authority, board, bureau, commission, court, department or other instrumentality thereof.

           "Guaranty" means any obligation, contingent or otherwise, of any Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person in any manner, whether directly or indirectly, including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply



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funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (ii) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to purchase or otherwise pay for merchandise, materials, supplies, services or other property under an arrangement which provides that payment for such merchandise, materials, supplies, services or other property shall be made regardless of whether delivery of such merchandise, materials, supplies, services or other property is ever made or tendered, or (iv) to maintain the working capital, equity capital or other financial statement condition of any primary obligor; provided, however, that the term Guaranty shall not include endorsement of instruments for deposit and collection in the ordinary course of business.

           "Indebtedness" shall mean for the Corporation and its Subsidiaries on a consolidated basis, without duplication, the aggregate amount (including the current portions thereof) of all (i) indebtedness for money borrowed from others, purchase money indebtedness and Capital Lease obligations; (ii) indebtedness of the type described in clause (i) above guaranteed, directly or indirectly, in any manner by the Corporation or any Subsidiary or in effect guaranteed, directly or indirectly, in any manner by the Corporation or any Subsidiary through any agreement, contingent or otherwise, to supply funds to, or in any other manner invest in, the debtor, or to purchase indebtedness, or to purchase and pay for property if not delivered or pay for services if not performed, primarily for the purpose of enabling the debtor to make payment of the indebtedness or to assure the owners of the indebtedness against loss, but excluding endorsements of checks and other instruments in the ordinary course;
(iii) indebtedness of the type described in clause (i) above secured by any Encumbrance upon property owned by the Corporation or any Subsidiary even though the Corporation or such Subsidiary has not in any manner become liable for the payment of such indebtedness; and (iv) interest expense accrued but unpaid, all prepayment premiums, and all fees, expenses and other penalties payable on or relating to any of such indebtedness.

           "Issuance" shall have the meaning ascribed to it in Section 5(a).

           "Loan Agreement" means (i) the Loan Agreement, dated as of December 3, 1997, by and among Corporate Staffing Resources, Inc., ING (US) Capital Corporation and Creditanstalt Corporate Finance, Inc. and certain other parties named therein and (ii) any credit agreement documenting Indebtedness used to refinance or incurred to supplement the Indebtedness outstanding under the Loan Agreement.

           "Mega Force Directors" shall have the meaning ascribed to it in
Section 2(a).

           "Mega Force Stockholders" means, collectively, H. Ronald Stone, Jerry
F. Stone, The D. Crawford Gallimore Family Limited Partnership and The T. Wayne McCreight Family Limited Partnership.

           "Mellon" means Mellon Ventures, L.P., a Delaware limited partnership.


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           "Mellon Directors" shall have the meaning ascribed to it in Section
2(a).

           "Notice of Issuance" shall have the meaning ascribed to it in Section 5(a).

           "Offer Price" shall have the meaning ascribed to it in Section 9(a).

           "Offered Securities" shall have the meaning ascribed to it in Section 5(a).

           "Other Stockholders" shall have the meaning ascribed to it in Section 7(a).

           "Per Share Consideration" shall have the meaning ascribed to it in
Section 9(a)

           "Permitted Transfer" means a Transfer to (i) an Affiliate, (ii) the Corporation, (iii) any Subsidiary of the Corporation, (iv) in the case of Transfers by Co-Agents under the Loan Agreement, a lender party to the Loan Agreement or (v) such other Person as may be permitted by the Board and approved by the Requisite Stockholders in compliance with Section 6(b).

           "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

           "Proportionate Percentage" means, with respect to a Stockholder, a fraction (expressed as a percentage) the numerator of which is the number of shares of Common Stock Equivalents held by such Person and the denominator of which is (i) in a situation where the Proportionate Percentage is being calculated with respect to all Stockholders, the total number of shares of Common Stock Equivalents outstanding at the time in question and (ii) in a situation where the Proportionate Percentage is being calculated with respect to a group of Stockholders, the total number of shares of Common Stock Equivalents held by the members of such group.

           "Public Sale" means any sale effected after the first Qualified Public Offering by the Corporation pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 under the Securities Act or any successor rule.

           "Qualified Holder" shall have the meaning ascribed to it in Section 3(a).

           "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of Common Stock resulting in net proceeds to the Corporation of not less than $20,000,000, other than any offering made in connection with a compensatory benefit plan, with such shares being listed on a national securities exchange or the Nasdaq National Market (or any successor thereto).


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           "Registration Rights Agreement" means the Registration Rights
Agreement, dated even herewith, among the Corporation and the parties named therein, as amended or modified from time to time.

           "Requisite Stockholders" means the Stockholders who hold in the aggregate seventy-five percent (75%) or more of the outstanding shares of Common Stock.

           "Restricted Securities" means, at any point in time, any Securities issued by the Corporation which have not theretofore been transferred in a Public Sale.

           "Securities" means, with respect to any Person, such Person's "securities" as defined in Section 2(1) of the Securities Act, and includes such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity or equity-linked interests, including phantom stock and stock appreciation rights. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Stockholder shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

           "Securities Act" means the Securities Act of 1933, as amended, and any successor statute.

           "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

           "Selling Stockholder" shall have the meaning ascribed to it in
Section 9(a).

           "Service Date" shall have the meaning ascribed to it in Section 9(a).

           "Shares" shall have the meaning ascribed to it in Section 9(a).

           "Stock" means the Common Stock and any and all other capital stock or equity Securities (including derivative Securities therefor) of the Corporation.

           "Stockholder Sale Notice" shall have the meaning ascribed to it in
Section 9(a).

           "Stockholders" shall have the meaning ascribed to it on the first page hereof and shall include any Person who hereafter becomes a party to this Agreement pursuant to Section 6.

           "Subsidiary" means any other Person (i) whose Securities having a majority of the general voting power in electing the board of directors or equivalent governing body of such other Person (excluding Securities entitled to vote only upon the failure to pay dividends thereon or the occurrence of other contingencies) are, at the time as of which any


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determination is being made, owned by such Person either directly or indirectly through one or more other entities constituting Subsidiaries or (ii) more than a 50% interest in the profits or capital of whom is, at the time as of which any determination is being made, owned by such Person either directly or indirectly through one or more other entities constituting Subsidiaries.

           "Third Party Offer" shall have the meaning ascribed to it in Section 9(a).

           "Transfer" shall be construed broadly and shall include any transfer (whether voluntary, involuntary or by operation of law) of securities or any interest therein, including without limitation, by way of issuance, sale, participation, pledge, hypothecation, gift, bequeath, intestate transfer, distribution, liquidation, merger or consolidation in each case, to any Person other than the Company.

           "WES&S" means IPP 97 Private Equity, L.L.C., a Delaware limited liability company.

           "WES&S Directors" shall have the meaning in Section 2(a).

           "WJW Director" shall have the meaning in Section 2(a).

           "WWW Director" shall have the meaning in Section 2(a).

           (b) Rules of Construction.

                (i) The use in this Agreement of the term "including" means "including, without limitation." The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole, including the schedules and exhibits, as the same may from time to time be amended or supplemented, and not to any particular section, subsection, paragraph, subparagraph or clause contained in this Agreement. All references to sections, schedules and exhibits mean the sections of this Agreement and the schedules and exhibits attached to this Agreement.

                (ii) The title of and the section and paragraph headings in this Agreement are for convenience of reference only and shall not govern the interpretation of any of the terms or provisions of this Agreement.

                (iii) The use herein of the masculine, feminine or neuter forms shall also denote the other forms, as in each case the context may require.

                (iv) Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent. If an ambiguity or question of intent or interpretation


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     arises, then this Agreement will be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof will arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the provisions of this Agreement.

     2.    Board of Directors.


           (a) Election of Directors Generally. Each Stockholder shall from time to time take such action, in his capacity as a stockholder of the Corporation, including the voting of all Stock owned or controlled by such Stockholder, as may be necessary to cause the Corporation to be managed at all times by a Board composed, subject to the remainder of this Section 2(a), of ten (10) directors, designated as follows:

               (i) two (2) directors shall be designated by WES&S (the "WES&S Directors");

               (ii) two (2) directors shall be designated by Mellon (the "Mellon Directors");

               (iii) one (1) director shall be designated by William W. Wilkinson (the "WWW Director");

               (iv) one (1) director shall be designated by William J. Wilkinson (the "WJW Director"); and

               (v) four (4) directors shall be designated by the Mega Force Stockholders (the "Mega Force Directors");

provided, however, that if after the date hereof, (A) the Corporation raises at least Ten Million Dollars ($10,000,000) in the aggregate through the issuance of additional Securities to WES&S and/or Mellon or (B) the percentage of shares of Common Stock (on a fully diluted basis) owned by the Mega Force Stockholders ever falls under forty percent (40%), each Stockholder shall take such action, in his capacity as a stockholder of the Corporation, including the voting of all Stock owned or controlled by such Stockholder, as may be necessary to cause the Corporation to be managed at all times by a Board composed, subject to the remainder of this Section 2(a), of seven (7) directors, designated as set forth in clauses (i) through (v) above, except that only two (2) directors shall be designated by the Mega Force Stockholders and no director shall be designated by William J. Wilkinson; provided, further that in the event the Board approves a Qualified Public Offering, each Stockholder shall take such action in his capacity as a stockholder of the Corporation, including (x) the voting of all Stock owned or controlled by such Stockholder and (y) entering into an amendment of this Agreement, as may be necessary to cause the Corporation to be managed following consummation of the Qualified Public Offering by a Board composed of seven (7) directors, designated as follows: (i) one (1) director shall be designated by WES&S; (ii) one (1) director shall be designated by Mellon; (iii) one (1) director shall be the Chairman of the Board at the time of the consummation of the Qualified Public Offering; (iv) one (1) director


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shall be designated by the current Mega Force Stockholders; and (v) three (3)
directors shall be independent directors. In the event that a director loses his/her Board seat as a result of a reduction in the number of Board seats pursuant to the foregoing provisos, such person shall have the right, for as long as the Corporation is a private company, to receive minutes of meetings of the Board and to have visitation rights (at such person's sole expense) with respect to Board meetings, provided, however, if such person is an employee of the Company, then any time that such person takes off from work to exercise such visitation rights will be deducted from such person's vacation allowance.

           (b) Expenses. The Corporation shall pay the reasonable out-of-pocket expenses incurred by each Board member designated pursuant to Section 2(a) in connection with attending the meetings of the Board and any committees thereof.

           (c) Covenant to Vote. Each of the Stockholders agrees to vote, in person or by proxy, all of the Securities owned by such Stockholder and entitled to vote at any annual or special meeting of the stockholders of the Corporation called for the purpose of voting on the election of directors, or to execute a written consent in lieu thereof, in favor of the election of the directors to be selected in accordance with Section 2(a).

           (d) Removal of Directors.

               (i) At all times (A) WES&S shall have the right to require the removal, without cause, of any or all of the WES&S Directors, (B) Mellon shall have the right to require the removal, without cause, of any or all of the Mellon Directors, (C) William W. Wilkinson shall have the right to require the removal, without cause, of the WWW Director, (D) William J. Wilkinson shall have the right to require the removal, without cause, of the WJW Director and (E) the Mega Force Stockholders (by vote of a majority of the stock held by the Mega Force Stockholders) shall have the right to require the removal, without cause, of any or all of the Mega Force Directors.

               (ii) In the event that any Stockholder(s) acting as described in
     Section 2(d)(i) shall, in accordance with their rights specified herein, require the removal of any director or directors with respect to whom they have such right, then each of the other Stockholders hereby agrees to join with such acting Stockholder(s) in recommending such removal as described above, and in causing the Corporation either to promptly hold a special meeting of stockholders and to vote, in person or by proxy, all of the Securities owned by such Stockholder and entitled to vote at such meeting or to execute a written consent in lieu thereof, as the case may be, effecting such removal.

           (e) Quorum. For purposes of meetings of the Board, the By-laws shall provide for a quorum to consist of at least 60% of the full Board; provided, however, that no quorum shall exist unless the WES&S Directors, the Mellon Directors and at least two (2) Mega Force Directors have received reasonable notice of such meeting; provided, further, that each of the following actions shall require the approval of at least seventy percent (70%)


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 of the directors on the Board: (i) consummation of a Qualified Public Offering;
(ii) issuance of any Securities in excess of two and one-half percent (2.5%) (on a fully diluted basis) of the then existing Common Stock; (iii) sale of substantially all of the assets of the Corporation or the merger or consolidation with or into another entity (other than (x) mergers of wholly-owned Subsidiaries and mergers of a wholly-owned Subsidiary with and into the Corporation where the Corporation is the surviving corporation or (y) as required by Section 8 hereof); (iv) acquisition of any business from, or capital stock of, any Person, with a purchase price in excess of Five Million Dollars ($5,000,000), so long as such acquisition does not involve any Affiliate or other related party; (v) redemption of any Securities in excess of Five Hundred Thousand Dollars ($500,000) in any one case or Two and One Half Million Dollars ($2,500,000) in the aggregate; (vi) amendment to the Certificate; (vii) amendment to the By-laws; (viii) liquidation, dissolution or otherwise effecting a recapitalization or reorganization in any form of transaction; (ix) incurrence or creation of any Indebtedness other than the Existing Indebtedness in excess of One Million Dollars ($1,000,000) in any one case or Five Million Dollars ($5,000,000) in the aggregate, or modification, in any significant respect, of the terms of the Existing Indebtedness; (x) declaration of or paying any dividends upon the Stock; (xi) appointment of a chief executive officer of the Corporation other than William W. Wilkinson; or (xii) appointment of a chief operating officer of the Corporation; provided, further, that the Executive Committee (as defined in Section 2(h)) shall be authorized to take any action on behalf of the Board (other than the actions listed in clauses (i) through (xii) in the immediately preceding proviso, which may only be taken in the manner set forth in the immediately preceding proviso) upon the unanimous approval of such Executive Committee.

           (f) Vacancies. In the event a vacancy is created on the Board by reason of the death, disability, removal or resignation of any director or otherwise, (i) such vacancy may be filled by the remaining directors in accordance with the selection procedures of Section 2(a), (ii) if not so filled, each of the Stockholders hereby agrees, in its capacity as a stockholder of the Corporation, to elect a director to fill such vacancy in accordance with the selection procedures set forth in Section 2(a). Upon the designation of a successor director, each of the Stockholders hereby agrees, in his capacity as a stockholder of the Corporation, to use his best efforts to cause the Corporation either to promptly hold a special meeting of stockholders or to execute a written consent in lieu thereof, and each of the Stockholders hereby agrees to vote all of the Securities owned by such Stockholder and entitled to vote at such meeting, in person or by proxy, or pursuant to such written consent of stockholders, in favor of the person or persons selected in accordance with
Section 2(a) to fill such vacancy and, if necessary, in favor of removing any director elected to fill such vacancy other than in accordance with the selection procedures of Section 2(a).

           (g) No Inconsistent Agreements. Each Stockholder represents that he has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no Stockholder shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.


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           (h) Committees of the Board of Directors and Subsidiaries. The rights to designate directors provided in Section 2(a) shall also apply, proportionally, to any committees of the Board and to any board of directors of any Subsidiary of the Corporation, except as determined otherwise by the Board on a unanimous basis, provided, however, that each Stockholder expressly agrees that the Board shall have (i) a compensation committee composed of two (2) directors, with one member being a WES&S Director and the other member being a Mellon Director, (ii) an audit committee composed of three (3) directors, with one member being a WES&S Director, one member being a Mellon Director and one member being a Mega Force Director and (iii) an executive committee (the "Executive Committee"), with one member being a WES&S Director, one member being a Mellon Director, one member being a Mega Force Director and one member being the Chairman of the Board.

           (i) Insurance. The Corporation may acquire directors' and officers' insurance from time to time on terms approved by the Board. Promptly upon the execution of this Agreement, the Board will investigate the feasibility and the terms of directors' and officers' insurance.

           (j) Indemnification Provisions. The Corporation shall enter into an indemnification agreement with each of its executive officers and directors, substantially in the form of Exhibit A hereto.

           (k) Ineligible Directors. Notwithstanding anything to the contrary in this Agreement (and not in derogation of the rights of designation provided in paragraphs 2(a) and 2(h) above), (i) no Stockholder shall designate a person to be a director pursuant to Section 2(a) if such person was previously an employee of the Company whose employment relationship was terminated for any reason other than without cause; and (ii) if a director of the Corporation is also an employee of the Company and such director's employment is terminated for any reason other than without cause, the Stockholders shall use their best efforts to remove such director from the Board.

     3. Financial Statements and Other Information, Inspections.

           (a) Prior to the consummation of a Qualified Public Offering, the Corporation shall furnish to each Stockholder who (i) holds, together with its Affiliates, at least 10% of the outstanding shares of Common Stock or (ii) is a Co-Agent under the Loan Agreement (each a "Qualified Holder"):

               (i) Monthly Statements. As soon as available, but not later than 30 days after the end of each monthly accounting period, an unaudited internal financial report of the Corporation and its Subsidiaries, which report shall be prepared in a manner consistent with GAAP, and otherwise be in the form provided to the Corporation's senior management, and which shall include the following:



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                    (A) a profit and loss statement for such monthly accounting period, together with a cumulative profit and loss statement from the first day of the current fiscal year to the last day of such monthly accounting period:

                    (B) a balance sheet as at the last day of such monthly accounting period;

                    (C) a cash flow analysis for such monthly accounting period on a cumulative basis for the current fiscal year to date;

                    (D) a narrative summary (including a comparison to budget and to prior accounting periods) of the Corporation's operating and financial performance for such monthly accounting period; and

                    (E) a comparison between the actual figures for such monthly accounting period and the comparable figures for the prior year for such monthly accounting period, with an explanation of any material differences between them and compared to the budget for such period.


               (ii) Quarterly Reports. As soon as available, but not later than 45 days after the end of each quarterly accounting period (other than the last quarterly period of each fiscal year), (A) an unaudited consolidated financial report of the Corporation and its Subsidiaries, prepared in accordance with GAAP, except that such financial statements shall not include footnotes and shall be subject to normal year-end audit adjustments, including, with respect to such quarterly accounting period, the statements and comparisons referred to in clause (i)(D) above and a statement of cash flows and statement of operations for such quarterly accounting period, (B) a report by management of the Corporation of the operating and financial highlights of the Corporation and its Subsidiaries for the three prior monthly accounting periods, which shall include a comparison between operating and financial results and the corresponding plan or budget and (C) a summary of any material litigation involving the Corporation or any other events that management is aware of which could have a material adverse effect on the Corporation.


               (iii) Annual Audit. As soon as available, but not later than 120 days after the end of each fiscal year of the Corporation, audited consolidated financial statements of the Corporation and its Subsidiaries, which shall include a statement of cash flows and statement of operations for such fiscal year and a balance sheet as at the last day thereof, each prepared in accordance with GAAP (except as set forth in the notes thereto), and accompanied by the report of a firm of independent certified public accountants of recognized international standing selected by the Board. The Corporation and its Subsidiaries shall maintain a system of accounting sufficient to enable its independent certified public accountants to render the report referred to in this clause.

               (iv) Budget. Within 45 days prior to the end of each fiscal year of the Corporation, an annual updated consolidated business and strategic budget and plan, including cash flow and other financial projections (setting forth in detail the assumptions therefor) on a monthly basis for the Corporation and its Subsidiaries for the immediately following fiscal year of the Corporation, approved by the Board.

               (v) Subsidiaries. If for any period the Corporation shall have any Subsidiary or Subsidiaries whose accounts are consolidated with those of the Corporation, then in respect of such period the financial statements delivered pursuant to the foregoing clauses shall be consolidated (and consolidating if normally prepared by the Corporation) financial statements of the Corporation and all such consolidated Subsidiaries.

               (vi) GAAP Reporting. The financial statements and reports delivered under this subsection shall fairly present in all material respects the financial position and results of operations of the Corporation at the dates thereof and for the periods then ended and shall have been prepared in accordance with GAAP, in the case of unaudited financial statements, subject to normal year-end audit adjustments and the absence of footnotes.

               (vii) Accountants Reports. Promptly upon becoming available, copies of all reports prepared for or delivered to the management of the Corporation by its outside accountants.

               (viii) Miscellaneous. Promptly, from time to time, such other information (in writing if so requested) regarding the assets and properties and operations, business affairs and financial condition of the Corporation as any Qualified Holder may reasonably request.

           (b) Inspection Rights. The Corporation and its Subsidiaries shall afford to any Qualified Holder and its employees, counsel and other authorized representatives, during normal business hours, access, upon reasonable advance notice, to all of the books, records and properties of the Corporation or its Subsidiaries, as applicable, and to make copies of such records and permit such Persons to discuss all aspects of the Corporation or its Subsidiaries, as applicable, with any officers, employees or accountants of the Corporation, and the Corporation and its Subsidiaries shall provide to any Qualified Holder responses to all reasonable written requests from a Qualified Holder for information relating to the Corporation, its Subsidiaries and their respective operations; provided, however, that such investigation and preparation of responses shall not unreasonably interfere with the operations of the Corporation or its Subsidiaries, as applicable. The Corporation and its Subsidiaries will instruct its independent public accountants to discuss such aspects of the financial condition of the Corporation or its Subsidiaries, as applicable, with any such Qualified Holder and its representatives as such Qualified Holder may reasonably request, and to permit such Qualified Holder and its representatives to inspect, copy and make extracts from such financial statements, analyses, work papers and other documents and information
(including electronically stored documents and information) prepared by such accountants with respect to the Corporation or its Subsidiaries, as applicable, as such Qualified Holder may reasonably request. All costs and expenses incurred by such Qualified Holder and its representatives in connection with exercising such rights of access shall be borne by such Persons, and all out-of-pocket costs and expenses incurred by the Corporation or its Subsidiaries, as applicable, in complying with any extraordinary requests by such Qualified Holder and its representatives in connection with exercising such access rights shall be borne by such Qualified Holder.

           (c) Confidentiality. Each Stockholder shall use its commercially reasonable best efforts to maintain the confidentiality of any confidential and proprietary information so obtained by it; provided, however, that the foregoing shall in no way limit or otherwise restrict the ability of such Stockholder or its authorized representatives to disclose such information concerning the Corporation and its Subsidiaries which it may be required to disclose (i) to its partners or limited partners to the extent required to satisfy its fiduciary obligations to such Persons, in each case accompanied by appropriate notice of the confidential nature of such information, or (ii) otherwise pursuant to or as required by law.

     4. Covenants. The Corporation shall, and shall cause its Subsidiaries to, take or cause to be taken the following actions, unless otherwise consented to in writing by the Requisite Stockholders:


           (a) cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses;

           (b) maintain and keep its properties in good repair, working order and condition, and from time to time make all necessary or desirable repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted at all times;

           (c) maintain customary insurance on its business and properties to such extent and against such risks, including fire and other risks insured against by extended coverage, and workers' compensation insurance and public and professional liability insurance against claims for personal injury or death or property damage or malpractice occurring upon, in, about or in connection with, the use of any properties owned, occupied or controlled by, or the business conducted by, such Company in each case as is customary with companies similarly situated and in the same or similar businesses;


           (d) pay and discharge when payable all taxes, assessments and governmental charges imposed upon its properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid might by law become a lien upon any of its property, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto;

           (e) comply with all other material obligations which it incurs pursuant to any contract or agreement, whether oral or written, express or implied, as such obligations become due, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its books with respect thereto;

           (f) perform in all material respects all of its obligations under this Agreement and the Related Agreements to which it is a party and under each indenture or other material agreement or instrument to which it is a party or subject;

           (g) maintain financial records in accordance with accounting practices and controls sufficient to prepare the financial statements, certificates and reports required by this Agreement and the other agreements, indentures and commitments to which it is bound;

           (h) diligently defend itself and its properties from and against any lawsuits or claims;

           (i) comply in all material respects with all Applicable Laws (including ERISA laws and environmental and safety requirements); and

           (j) if neither an Approved Sale nor a Qualified Public Offering has been consummated prior to December 31, 2001, the Corporation shall retain an investment bank of national repute for the purpose of consummating an Approved Sale at the then existing fair market value of the Corporation, and the Corporation shall use its best efforts to cause such an Approved Sale to be consummated within 90 days.

     5. First Refusal Rights for Common Stock Issued by the Corporation.

           (a) General. If the Corporation proposes to issue, sell, or grant (collectively, an "Issuance") any Stock (collectively, the "Offered Securities"), then the Corporation shall, no later than 45 calendar days prior to the consummation of such Issuance, give written notice to each of the Stockholders of such Issuance (the "Notice of Issuance"). Such Notice of Issuance shall describe such Issuance, and, except in the case of Excluded Securities (as hereinafter defined), contain an offer to each such Stockholder (other than the proposed purchasers) that in the reasonable judgment of the Corporation is an Accredited Stockholder, or who can provide the Corporation with an opinion of counsel, reasonably satisfactory in form and substance to the Corporation, that the Offered Securities may be sold to such Stockholder without registration under the Act (each an "Accredited Offeree") to sell to such Accredited Offeree, at the same price and for the same consideration to be paid by the proposed purchasers, such Accredited Offeree's Proportionate Percentage of the Offered Securities to be sold. Subject to the foregoing, if Stock is being issued with other debt or equity securities as a unit, each Accredited Offeree who desires to accept such offer must purchase such unit in order for such acceptance to be valid. If any such Accredited Offeree fails to accept such offer by written notice within 30 calendar days after its receipt of the Notice of Issuance, the Corporation shall proceed with such issuance, free of any right on the part of such Accredited Offeree under this Section 5(a) in respect thereof.

           (b) Excluded Securities. The rights of the Stockholders under this
Section 5 shall not apply to the following Securities (the "Excluded
Securities"):

               (i) Common Stock Equivalents issued to, or upon exercise of options granted to, officers, employees or directors of, or consultants to, the Corporation or its Subsidiaries pursuant to any option plans of the Corporation;

               (ii) Common Stock Equivalents issued as consideration to sellers in connection with an acquisition approved by the Board;

               (iii) Common Stock issued upon the exercise or conversion in accordance with their terms of any Common Stock Equivalents issued in compliance with this Section 5;

               (iv) Common Stock Equivalents issued in a registered public offering under the Securities Act or a Rule 144A transaction approved by the Board; and

               (v) Common Stock Equivalents issued as a stock dividend or upon any stock split or other pro-rata subdivision or combination of the Common Stock.

     6. Limitations on Transfers of Stock.

           (a) Application of Section. The provisions regarding Transfers of Stock contained herein shall apply to all shares of Stock now owned or hereafter acquired by a Stockholder, including shares of Stock acquired by reason of any dividend, distribution, exchange or conversion, additional issuances of shares of Stock, and acquisitions of outstanding shares of Stock from another Person, and such provisions shall apply to any shares of Stock obtained by a Stockholder upon the exercise, exchange or conversion of any option, warrant or other Security.

           (b) Joinder of Transferee Required. No Stockholder shall Transfer any shares of Stock (including, without limitation, pursuant to a Permitted Transfer) to a Person (other than the Corporation or any Subsidiary of the Corporation) not already a party to this Agreement as a Stockholder unless and until such Person executes and delivers to the Corporation a written agreement substantially in the form of Exhibit B hereto, pursuant to which such Person shall agree to become a party to, and to be bound by and to comply with the provisions of, this Agreement in the same capacity as the Stockholder Transferring such Security. Any purported Transfer of shares of Common Stock that is not made in compliance with the provisions hereof shall be void.

           (c) Certain Restrictions. Any provision of this Agreement to the contrary notwithstanding, no Stockholder shall (i) Transfer any shares of Stock to a Person which is a Competitor or (ii) effect any Transfer which would subject the Corporation to the reporting requirements of the Exchange Act. A Stockholder may rely on a representation from a potential Transferee (such representation to be made for the benefit of such Investor and the Corporation) that such Transferee is not a Competitor, and unless such Stockholder is informed by the Board that it reasonably believes such transferee is a Competitor or has actual knowledge that such representation was untrue, such Transfer shall be valid. Subject to compliance with the provisions of this subsection (c) and the other provisions of this Section 6, a Stockholder may make a Permitted Transfer.

           (d) Required Compliance with Other Agreement Provisions. Any provision of this Agreement to the contrary notwithstanding, no Stockholder shall Transfer any shares of Stock at any time except pursuant to (i) the provisions of this Section 6 and Sections 7 and 9 (as applicable), (ii) the provisions of Section 8, (iii) a Public Sale or (iv) a Permitted Transfer; provided, however, that, all Transfers must in any event comply with Section 11.


     7. Rights of Co-Sale.

           (a) General. In the event that either WES&S, Mellon or Ronald Stone or any of their Affiliates (each hereinafter in this Section 7 referred to in such capacity as a "Co-Sale Offeree") receives a bona fide offer (the "Co-Sale Offer") from a third party which is not an Affiliate of such Co-Sale Offeree (the "Co-Sale Offeror") to purchase from such Co-Sale Offeree any number of shares of Common Stock held by such Co-Sale Offeree or its Affiliates continuously from the date hereof or any shares arising from stock splits or stock dividends as a result of such shares, for a specified price payable in cash or otherwise and on specified terms and conditions, such Co-Sale Offeree shall promptly forward a notice (the "Co-Sale Notice") complying with Section 7(b) to the Corporation and to the other Stockholders (the Stockholders receiving a Co-Sale Notice are collectively referred to herein as the "Other Stockholders"). Such Co-Sale Offeree shall not Transfer any shares of Stock prior to the expiration of the 10-day period referred to below to the Co-Sale Offeror unless the terms of the Co-Sale Offer are extended to each of the other Stockholders with respect to its Proportionate Percentage of the aggregate number of shares of Stock to which the Co-Sale Offer relates, whereupon each Other Stockholder shall be entitled to Transfer such Other Stockholder's Proportionate Percentage of the aggregate number of shares of Stock to which the Co-Sale Offer relates upon the same terms and subject to the same conditions as such Co-Sale Offeree. Each Other Stockholder shall have a period of ten days to deliver a written notice (the "Co-Sale Acceptance") to such Co-Sale Offeree evidencing its acceptance of the Co-Sale Offer. The Corporation and all Stockholders shall take any necessary action (including in the case of the Stockholders the voting of all Stock owned by each such Stockholder at any annual or special meeting of the stockholders or the execution of a written consent in lieu thereof) reasonably required to facilitate and otherwise effect such exchange of shares.

           (b) Notice. The Co-Sale Notice shall set forth (i) the number of shares of Stock to which the Co-Sale Offer relates, (ii) the name and address of the Co-Sale Offeror,

(iii) the proposed amount and type of consideration payable for each class of Stock (including, if the consideration consists in whole or in part of non-cash consideration, such information that was provided to the Co-Sale Offeree by the Co-Sale Offeror to analyze the economic value and investment risk of such non-cash consideration) and the terms and conditions of payment offered by the Co-Sale Offeror and (iv) that the Co-Sale Offeror has been informed of the co-sale rights provided for in this Section 7, and has agreed to purchase shares of Stock held by the Other Stockholders in accordance with the terms of this Section 7 (which agreement may contain the Co-Sale Offeror's obligation to purchase all of the shares of Stock held by the Other Stockholders subject to the Co-Sale Offer from the Co-Sale Offeree so long as such Co-Sale Offeree agrees to purchase simultaneously with such sale from the Other Stockholders if they deliver a Co-Sale Acceptance the Stock held by the Other Stockholders subject to such Co-Sale Notice of Acceptance).

           (c) Excluded Transfers. The restrictions on Transfer contained in
Section 7 shall not apply to (i) any Permitted Transfers, (ii) any Transfer of shares of Stock made pursuant to Section 8, (iii) any Public Sales, (v) any Transfers by WES&S or Mellon to each other or to any of their Affiliates or by any of their Affiliates to any of their other Affiliates; or (vii) any other sales of shares of Stock by WES&S, Mellon or H. Ronald Stone or any of their respective Affiliates consisting of 10% or less (after taking into account stock splits and dividends with respect to such shares) of the Stock held by WES&S, Mellon or H. Ronald Stone (including in each case, their respective Affiliates), as the case may be, on the date hereof.

     8. Bring-Along Rights

           (a) General. If each of WES&S, Mellon and H. Ronald Stone (collectively, the "Outside Stockholders"), elects to sell at least sixty-five percent (65%) (taking into account stock splits and dividends with respect to such shares) of his or its shares of Common Stock (the "Sale Shares") to a third party or parties who is not or are not Affiliates of any of the Outside Stockholders (a "Third Party"), then the Outside Stockholders shall have the right, subject to the provisions of this Section 8 (and without regard to the provisions of Section 9), to require each Stockholder (the "Brought-Along Stockholders") to sell the same percentage of Common Stock (a "Required Sale"), held by such Brought-Along Stockholder (the "Required Shares"). The Required Shares shall be sold at the Sale Price (as defined in Section 8(c) below), and on the same terms and conditions of payment offered by the Third Party to the Outside Stockholders for the Sale Shares. In the event this Section 8(a) is invoked, the Outside Stockholders shall deliver written notice (the "Required Sale Notice") to the Brought-Along Stockholders; provided, however, that no Brought-Along Stockholder: (i) shall be obligated to participate in any Required Sale unless it is provided an opinion of counsel, which opinion of counsel shall be reasonably satisfactory to it, to the effect that the Required Sale is not in violation of applicable federal or state securities laws and does not require any consent or approval of any governmental authority or agency that has not been obtained or waived or will not be obtained or waived prior to the closing;
(ii) will be required to make any representation, covenant or warranty in connection with a Required Sale other than as to its ownership of and authority to sell, free of liens, claims and encumbrances, the shares of Common Stock proposed to be sold by it, or such other representation, covenant or warranty as the Third Party may reasonably require; or (iii) will be required to participate in a Required Sale if the terms of the Required Sale require such Brought-Along Stockholder to indemnify any Third Party in excess of an amount in proportion to and limited to the consideration received by such Brought-Along Stockholder for the Common Stock sold by such Brought-Along Stockholder, as a percentage of all consideration received by all Stockholders for all Common Stock sold pursuant to this Section 8.

           (b) Notice. The Required Sale Notice shall set forth: (i) the date of such notice (the "Notice Date"), (ii) the name and address of the Third Party,
(iii) the proposed amount of consideration to be paid per share for the Sale Shares (the "Sale Price"), and the terms and conditions of payment offered by the Third Party in reasonable detail, together with written proposals or agreements, if any, with respect thereto, (iv) the aggregate number of Sale Shares, (v) confirmation that the Outside Stockholders are selling more than 65% of the aggregate number of outstanding shares of Common Stock, (vi) the proposed date of the Required Sale (the "Required Sale Date"), which shall be not less than 30 nor more than 120 calendar days after the date of the Notice Date.

           (c) Cooperation. The Brought-Along Stockholders shall cooperate in good faith with the Outside Stockholders in connection with consummating the Required Sales. On the Required Sale Date, each Stockholder shall deliver certificates for its Common Stock (to the extent necessary to effect the consummation of the bring-along transaction in accordance with this Section 8), duly endorsed for transfer, to such Third Party in the manner and at the address indicated in the Required Sale Notice and the Outside Stockholders shall cause the share of the purchase price of each Stockholder to be paid to such Stockholder.

     9. Right of First Refusal on Transfer.

           (a) Notice of Intention. If at any time any of the Stockholders shall have received a bona fide offer from a third party (the "Third Party Offer") to purchase any of the shares of Stock owned by them, other than pursuant to a Permitted Transfer, such Stockholder (the "Selling Stockholder") shall give written notice of its desire to so Transfer such Stock (the "Stockholder Sale Notice") to the Corporation and the Outside Stockholders (the date of the service of the Stockholder Sale Notice referred to as the "Service Date"). The Stockholder Sale Notice shall include a copy of the written commitment of the purchaser to purchase such Stock and shall include, in reasonable detail, the number of shares of Stock proposed to be Transferred (the "Shares"), the price at which the Selling Stockholder proposes to effect the Transfer (the "Offer Price") and the other terms and conditions upon which such offer is conditioned. The Stockholder Sale Notice shall constitute the offer by the Selling Stockholder to sell the Shares to the Corporation and the Outside Stockholders on the same economic terms as the Third Party Offer, which offer shall be irrevocable for at least 50 days from the Service Date. The Corporation and the Outside Stockholders shall, collectively, have the right to purchase all, but not less than all, of the Shares. Any purchase made by the Corporation or the Outside Stockholders pursuant to this Section 9 shall be subject to the rights of Co-Sale set forth in Section 7. The Corporation may initially elect to purchase all, or any portion, of the Shares at a price per Share equal to the Offer Price divided by the total number of Shares the Selling Stockholder has committed to Transfer (the "Per Share Consideration") by delivering a written notice of such election to the Selling Stockholder and the Outside Stockholders within 15 days after the Service Date. If the Corporation has elected not to purchase all of the Shares proposed to be Transferred, each Outside Stockholder may elect to purchase its respective Proportionate Percentages of any remaining Shares from the Selling Stockholder, at a price per Share equal to the Per Share Consideration by giving written notice to the Selling Stockholder, the Corporation and the other Outside Stockholders within 30 days after the Service Date. If any Outside Stockholder has elected to purchase its Proportionate Percentage of the remaining Shares (each, an "Electing Party"), and one or more Outside Stockholders have not elected to purchase their respective Proportionate Percentages of the remaining Shares, then the Electing Party may elect to purchase from the Selling Stockholder any remaining Shares that the non-Electing Party has not elected to purchase (it being understood that if more than one Electing Party elects to purchase such remaining shares, then each Electing Party shall purchase its Proportionate Percentage of such remaining shares), at a price per Share equal to the Per Share Consideration by giving written notice to the Selling Stockholder, the Corporation and any other Electing Parties within 45 days after the Service Date. If the Offer Price, or a portion of the Offer Price, involves consideration other than cash, the Applicable Offerees shall have the right to purchase the Shares for a cash amount equal to the sum of the portion of such consideration which is cash plus the Cash Value of the non-cash consideration. For purposes of this Section 9(a), "Cash Value" shall mean, (i) in the case of Securities which are quoted on Nasdaq or any securities exchange, an amount equal to the last reported sales price on such exchange for such Securities on the date of the Stockholder Sale Notice and, (ii) in the case of Securities or other property for which there is no such readily available market price, an amount equal to the fair market value of such Securities or property as determined in good faith by the Board, provided, however, that if greater than 20% of the Offer Price involves consideration other than cash, then such good faith determination of the Board shall be supported by an appraisal conducted by a nationally recognized appraiser selected by the Board in good faith. The Corporation and all Stockholders shall take any necessary action (including (i) the voting of all Stock owned by each Stockholder at any annual or special meetings of the Stockholders or the execution of a written consent in lieu thereof and (ii) the waiving of any rights Stockholders may have pursuant to Section 5 hereof) reasonably required to facilitate and otherwise effect the purchase of the Shares by the Applicable Offeres. The failure by the Applicable Offerees to serve notice of election in accordance with the foregoing provisions shall be deemed a rejection of the offer constituted by the service of the Stockholder Sale Notice. If the Applicable Offerees elect to purchase all of the Shares, the closing of such purchase shall occur upon the later to occur of (i) the expiration of 50 days from the Service Date and (ii) 2 days following the satisfaction of any anti-trust, or other applicable Governmental Authority conditions, to the consummation of the Transfer. Notwithstanding anything to the contrary in this Section 9, the provisions of this Section 9 shall not apply to any sale made by the Outside Stockholders in accordance with Section 8.

           (b) Transfers to Third Parties. If the Corporation and the Outside Stockholders elect not to purchase, in the aggregate, all of the Shares, then none of the

Applicable Offerees shall have the right to purchase any of the Shares and the Selling Stockholder may Transfer, subject to the provisions of Section 6, all (but not less than all) of the Shares, at the Offer Price and otherwise on terms and conditions (including price) no more favorable to the transferee(s) thereof than specified in the Stockholder Sale Notice for a 80-day period immediately following the Service Date. Any Stockholder shares not Transferred within such 80-day period shall thereupon again be subject to the provisions of this Section 9.

           (c) Outside Stockholder Offer to Applicable Offerees. To the extent that any Outside Stockholder purchases Shares from the Selling Stockholder pursuant to this Section 9, such Outside Stockholder shall within 30 days of its purchase of the Shares provide a written offer to sell to each Applicable Offeree such Applicable Offeree's Proportionate Percentage of the Shares purchased by such Outside Stockholder. The written notice shall constitute an offer by the Outside Stockholder to sell to each Applicable Offeree (on the same economic terms as the purchase of Shares by the Outside Stockholder) such Applicable Offeree's Proportionate Percentage of the Shares purchased by the Outside Stockholder. An Applicable Offeree may elect to purchase its Proportionate Percentage of the Shares purchased by the Outside Stockholder by delivering a written notice of such election (together with a certified check for payment of the purchase price for such Shares) to the Outside Stockholders within 15 days after the date of service of notice by the Outside Stockholder. Any purchase made by the Applicable Offerees pursuant to this Section 9 shall not be subject to the rights of Co-Sale set forth in Section 7.

     10. Qualified Public Offering. In the event that the Board approves a Qualified Public Offering, the Stockholders will take all necessary or desirable actions in connection with the consummation of the Qualified Public Offering.

     11. Securities Law Compliance: Legends.

           (a) Restriction on Transfer. No Stockholder shall Transfer any Stock except in compliance with the conditions specified in this Agreement.

           (b) Restrictive Legends. Each certificate for Stock that constitutes Restricted Securities shall (unless otherwise provided by the provisions of Section ll(d)) be stamped or otherwise imprinted with a legend in substantially the following terms:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.

           (c) Notice of Transfer. The holder of any Stock by its acceptance or purchase thereof, agrees, prior to any Transfer of such Stock (except pursuant to an effective registration statement), to give written notice to the Corporation of such holder's intention to effect such Transfer and agrees to comply in all other respects with the provisions of this Section 11 and any other applicable provision of this Agreement. Each such notice shall describe the manner and circumstances of the proposed Transfer and, unless waived by the Corporation, shall be accompanied by the written opinion, addressed to the Corporation, of counsel for the holder of such Restricted Securities (which counsel shall be reasonably satisfactory to the Corporation), stating that in the opinion of such counsel in a form reasonably satisfactory to the Corporation that such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities laws of any state of the United States. Subject to complying with the other applicable provisions hereof, such holder of Stock shall be entitled to consummate such Transfer in accordance with the terms of the notice delivered by it to the Corporation if the Corporation does not object (on the basis that such Transfer violates the provisions of this Section 11) to such Transfer within five days after the delivery of such notice. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Stock (and each certificate or other instrument evidencing any untransferred balance of such Securities) shall bear the legend set forth in Section 11(b) unless the Corporation shall have determined in its reasonable discretion that such legend is no longer required by applicable law.

           (d) Removal of Legends, Etc. Whenever the restrictions imposed by Sections 11(a), (b) and (c) shall terminate, as herein provided, the holder of any Stock shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 11(b) and not containing any other reference to the restrictions imposed by Sections 11(a), (b) and (c).

           (e) Additional Legend. Each certificate evidencing Stock and each certificate issued in exchange for or upon the Stock (if such shares remain subject to this Agreement after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 3, 1997 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. THE TERMS OF SUCH STOCKHOLDERS' AGREEMENT INCLUDE, AMONG OTHER THINGS, VOTING AGREEMENTS AND RESTRICTIONS ON TRANSFERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The Corporation shall imprint such legends on certificates evidencing shares outstanding prior to the date hereof or issued hereafter upon the exercise of any Common Stock

Equivalent. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Securities subject to this Agreement.

     12. Duration of Agreement.

     This Agreement shall terminate upon the earlier of (i) the consummation of a sale of all the capital stock of the Corporation or all or substantially all of the assets of the Corporation, determined on a consolidated basis (an "Approved Sale"), (ii) the completion of a Qualified Public Offering or (iii) ten (10) years from the date hereof. The rights and obligations of each Stockholder under this Agreement shall terminate as to such Stockholder upon the Transfer of all shares of Stock owned by such Stockholder in compliance with the terms and conditions of this Agreement (but nothing shall relieve such Stockholder from a claim for damages for a breach prior to such Transfer). Notwithstanding the termination of this Agreement upon a Qualified Public Offering, the Corporation may nonetheless continue to enforce policies to the effect of Sections 11(a) (to the extent required to secure treatment as a Section "4(1 1/2)" transaction under the Securities Act), (b) and (c) with respect to transfers of Restricted Securities.


     13. Severability.

     Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by law.

     14. Regulatory Matters.

           (a) Cooperation of Other Stockholders. Each Stockholder agrees to cooperate with the Corporation in all reasonable respects in complying with the terms and provisions of the letter agreement between the Corporation and Mellon, a copy of which is attached hereto as Exhibit C, regarding small business matters (the "Small Business Sideletter"), including, without limitation, voting to approve amending the Certificate, the By-laws or this Agreement in a manner reasonably requested by Mellon or any Regulated Holder (as defined in the Small Business Sideletter) entitled to make such request pursuant to the Small Business Sideletter. Anything contained in this Section 14 to the contrary notwithstanding, no Stockholder shall be required under this Section 14 to take any action that would adversely affect in any material respect such Stockholder's rights under this Agreement or as a stockholder of the Corporation.

           (b) Covenant Not to Amend. The Corporation and each Stockholder agree not to amend or waive the voting or other provisions of the Certificate, the By-laws or this

Agreement if such amendment or waiver would cause any Regulated Holder to have a Regulatory Problem (as defined in the Small Business Sideletter), provided that any such Stockholder notifies the Corporation that it would have a Regulatory Problem promptly after it has notice of such amendment or waiver.

     15. Entire Agreement.

     This document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     16. Successors and Assigns.

     Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by the Corporation and its successors and assigns and the Stockholders and any subsequent holders of Stock and the respective successors and permitted assigns of each of them, so long as they hold Securities. None of the provisions hereof shall create, or be construed or deemed to create, any right to employment in favor of any Person by the Corporation or any of its Subsidiaries. This Agreement is not intended to create any third party beneficiaries.

     17. Counterparts.

     This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The failure of any Stockholder to execute this Agreement does not make it invalid as against any other Stockholder.

     l8. Remedies.

         (a) Stockholder Enforcement. Each Stockholder shall have all rights and remedies reserved for such Stockholder pursuant to this Agreement and the Certificate and By-laws and all rights and remedies which such holder has been granted at any time under any other agreement or contract and all of the rights which such holder has under any law or equity. Any person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law or equity.

         (b) Fees and Expenses. The parties hereto agree that if any parties seek to resolve any dispute arising under this Agreement pursuant to a legal proceeding, the prevailing parties to such proceeding shall be entitled to receive reasonable fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceedings.

           (c) Specific Performance. It is acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, in addition to all remedies at law, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. Notwithstanding the foregoing, the parties hereto agree and acknowledge that the remedy for any breach by the Company of its obligations under Section 4 shall be limited to injunctive relief (including, but not limited to, specific performance).

     19. Notices.

     All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally to the recipient, (b) one business day after being sent by reputable overnight courier (charges prepaid) (regardless of whether the recipient refuses to accept delivery), (c) five business days after being sent to the recipient by certified or registered mail, return receipt requested and postage prepaid (regardless of whether the recipient refuses to accept delivery) or (d) when sent to the recipient by facsimile (followed promptly by personal, courier or certified or registered mail delivery). The Corporation's address is:

                               Corporate Staffing Resources, Inc.
                               100 E. Wayne Street, Suite 100
                               One Michiana Square
                               South Bend, IN 46601
                               Attention: Board of Directors
                               Telecopy: (219) 280-2661


     The address for each Stockholder shall be as set forth in the stock records of the Corporation or shall be such other address that such Stockholder may provide by written notice to the Corporation.

     20. Governing Law.

     ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER IN THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

     21. Further Assurances.

     Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

     22. Jurisdiction; Venue; Process.

     The parties to this Agreement agree that jurisdiction and venue in any action brought by any party hereto pursuant to this Agreement shall properly (but not exclusively) lie in any federal or state court located in the borough of Manhattan, New York, New York. By execution and delivery of this Agreement, the parties hereto irrevocably submit to the jurisdiction of such courts for himself and in respect of his property with respect to such action. The parties hereto irrevocably agree that venue would be proper in such court, and hereby waive any objection that such court is an improper or inconvenient forum for the resolution of such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without necessity for service by any other means provided by statute or rule of court.

     23. Representation by Counsel.

     EACH PARTY HERETO REPRESENTS AND AGREES WITH EACH OTHER THAT IT HAS BEEN REPRESENTED BY OR HAD THE OPPORTUNITY TO BE REPRESENTED BY, INDEPENDENT COUNSEL OF ITS OWN CHOOSING, AND THAT IT HAS HAD THE FULL RIGHT AND OPPORTUNITY TO CONSULT WITH ITS RESPECTIVE ATTORNEY(S), THAT TO THE EXTENT, IF ANY, THAT IT DESIRED, IT AVAILED ITSELF OF THIS RIGHT AND OPPORTUNITY, THAT IT OR ITS AUTHORIZED OFFICERS (AS THE CASE MAY BE) HAVE CAREFULLY READ AND FULLY UNDERSTAND THIS AGREEMENT IN ITS ENTIRETY AND HAVE HAD IT FULLY EXPLAINED TO THEM BY SUCH PARTY'S RESPECTIVE COUNSEL, THAT EACH IS FULLY AWARE OF THE CONTENTS THEREOF AND ITS MEANING, INTENT AND LEGAL EFFECT, AND THAT IT OR ITS AUTHORIZED OFFICER (AS THE CASE MAY BE) IS COMPETENT TO EXECUTE THIS AGREEMENT FREE FROM COERCION, DURESS OR UNDUE INFLUENCE. THE PARTIES-TO THIS AGREEMENT PARTICIPATED JOINTLY IN THE NEGOTIATION AND DRAFTING OF THIS AGREEMENT. IF AN AMBIGUITY OR QUESTION OF INTENT OR INTERPRETATION ARISES, THEN THIS AGREEMENT WILL BE CONSTRUED AS IF DRAFTED JOINTLY BY THE PARTIES TO THIS AGREEMENT, AND NO PRESUMPTION OR BURDEN OF PROOF WILL ARISE FAVORING OR DISFAVORING ANY PARTY TO THIS AGREEMENT BY VIRTUE OF THE AUTHORSHIP OF ANY OF THE PROVISIONS OF THIS AGREEMENT.

     24. Conflicting Agreements.

     No Stockholder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Securities on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Stockholders or with Persons that are not parties to this Agreement), including but not limited to, agreements or arrangements with respect to the acquisition or disposition of securities of the Corporation in a manner which is inconsistent with this Agreement.

     25. Amendment.

     Except as expressly set forth herein, the provisions of this Agreement may only be amended, waived or terminated with the prior written consent of 85% of the number of shares of Common Stock then outstanding and held by the Stockholders; provided, however, that Schedule 1 to this Agreement shall be deemed to be automatically amended from time to time to reflect Transfers of Stock made in compliance with this Agreement without requiring the consent of any party, and the Corporation will, from time to time, distribute to the Stockholders a revised Schedule 1 to reflect any such changes.

     26. Mutual Waiver of Jury Trial.

     BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR ANY DOCUMENTS RELATED HERETO.

     27. Waiver

     No course of dealing between the Corporation, its Subsidiaries and the Stockholders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     28. Voting Conventions.

     Any action required by this Agreement to be taken by the Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken shall be signed by the holders of shares of Common Stock having the minimum number of votes required to authorize or take such action.

     29. Spousal Consent.

     If any Stockholder is a natural person and married, such Stockholder must also, in addition to delivery of a counterpart signature page hereto or joinder agreement, also deliver a spousal consent to such action in customary form and otherwise reasonably acceptable to the Corporation.



                                   * * * * *

     IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders' Agreement as of the date first written above.


                                            CORPORATE STAFFING RESOURCES, INC.


                                            By: /s/ CONOR MULLETT
                                               -----------------------------
                                               Name:  Conor Mullett
                                               Title: Vice President


                                            WILLIAM W. WILKINSON


                                            --------------------------------


                                            WILLIAM J. WILKINSON


                                            --------------------------------


                                            JACQUELINE CAMACHO-BARTOW


                                            --------------------------------


                                            DIANE FENNEL


                                            --------------------------------


                                            SHARON E. KEANE


                                            --------------------------------

                                            THOMAS E. MURPHY

                                            /s/ THOMAS E. MURPHY
                                            --------------------------------

                                            PATTI G. PISCIONE


                                            --------------------------------



Stockholders Agreement               S-1

           IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders' Agreement as of the date first written above.


                                            CORPORATE STAFFING RESOURCES, INC.


                                            By:
                                               -----------------------------
                                               Name:
                                               Title:


                                            WILLIAM W. WILKINSON

                                            /s/ WILLIAM W. WILKINSON
                                            --------------------------------


                                            WILLIAM J. WILKINSON


                                            /s/ WILLIAM J. WILKINSON
                                            --------------------------------


                                            JACQUELINE CAMACHO-BARTOW


                                            --------------------------------


                                            DIANE FENNEL


                                            --------------------------------


                                            SHARON E. KEANE


                                            --------------------------------

                                            THOMAS E. MURPHY


                                            --------------------------------

                                            PATTI G. PISCIONE

                                            /s/ PATTI G. PISCIONE
                                            --------------------------------



Stockholders Agreement               S-1

           IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders' Agreement as of the date first written above.


                                            CORPORATE STAFFING RESOURCES, INC.


                                            By:
                                              -----------------------------
                                               Name:
                                               Title:


                                            WILLIAM W. WILKINSON

                                            /s/ WILLIAM W. WILKINSON
                                            --------------------------------


                                            WILLIAM J. WILKINSON


                                            /s/ WILLIAM J. WILKINSON
                                            --------------------------------


                                            JACQUELINE CAMACHO-BARTOW

                                            /s/ JACQUELINE CAMACHO-BARTOW
                                            --------------------------------


                                            DIANE FENNEL


                                            --------------------------------


                                            SHARON E. KEANE


                                            --------------------------------

                                            THOMAS E. MURPHY


                                            --------------------------------

                                            PATTI G. PISCIONE


                                            --------------------------------



Stockholders Agreement               S-1

           IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders' Agreement as of the date first written above.


                                            CORPORATE STAFFING RESOURCES, INC.


                                            By:
                                              -----------------------------
                                               Name:
                                               Title:


                                            WILLIAM W. WILKINSON

                                            /s/ WILLIAM W. WILKINSON
                                            --------------------------------


                                            WILLIAM J. WILKINSON


                                            /s/ WILLIAM J. WILKINSON
                                            --------------------------------


                                            JACQUELINE CAMACHO-BARTOW


                                            --------------------------------


                                            DIANE FENNEL

                                            /s/ DIANE FENNEL
                                            --------------------------------


                                            SHARON E. KEANE


                                            --------------------------------

                                            THOMAS E. MURPHY


                                            --------------------------------

                                            PATTI G. PISCIONE


                                            --------------------------------



Stockholders Agreement               S-1

           IN WITNESS WHEREOF, the undersigned have duly executed this Stockholders' Agreement as of the date first written above.


                                            CORPORATE STAFFING RESOURCES, INC.


                                            By:
                                              -----------------------------
                                               Name:
                                               Title:


                                            WILLIAM W. WILKINSON

                                            /s/ WILLIAM W. WILKINSON
                                            --------------------------------


                                            WILLIAM J. WILKINSON


                                            /s/ WILLIAM J. WILKINSON
                                            --------------------------------


                                            JACQUELINE CAMACHO-BARTOW


                                            --------------------------------


                                            DIANE FENNEL


                                            --------------------------------


                                            SHARON E. KEANE

                                            /s/ SHARON E. KEANE
                                            --------------------------------

                                            THOMAS E. MURPHY


                                            --------------------------------

                                            PATTI G. PISCIONE


                                            --------------------------------



Stockholders Agreement               S-1

                                     KELLI PURSLEY

                                     /s/ KELLI PURSLEY
                                     ------------------------------

                                     D. CRAWFORD GALLIMORE


                                     ------------------------------

                                     T. WAYNE MCCREIGHT



                                     ------------------------------


                                     HAL. H. BIBEE


                                     ------------------------------


                                     H. RONALD STONE


                                     ------------------------------


                                     JERRY F. STONE


                                     ------------------------------


                                     IPP 97 PRIVATE EQUITY, LLC

                                     By: Weskids, L.P., its Managing Member
                                     BY: Weskids, INC., its General Partner


                                      By:
                                          -------------------------
                                          Name:
                                          Title:



STOCKHOLDERS AGREEMENT           S-2

                                     KELLI PURSLEY

                                     /s/ KELLI PURSLEY
                                     ------------------------------

                                     D. CRAWFORD GALLIMORE
                                     D. CRAWFORD GALLIMORE, as General
                                     Partner of the D. Crawford Gallimore
                                     Family Limited Partnership.

                                     /s/ D. CRAWFORD GALLIMORE
                                     ------------------------------

                                     T. WAYNE MCCREIGHT
                                     T. WAYNE MCCREIGHT, as General
                                     Partner of the T. Wayne McCreight
                                     Family Limited Partnership.


                                     /s/ T. WAYNE MCCREIGHT
                                     ------------------------------


                                     HAL. H. BIBEE


                                     ------------------------------


                                     H. RONALD STONE


                                     ------------------------------


                                     JERRY F. STONE


                                     ------------------------------


                                     IPP 97 PRIVATE EQUITY, LLC

                                     By: Weskids, L.P., its Managing Member
                                     BY: Weskids, INC., its General Partner


                                     By:
                                         --------------------------
                                         Name:
                                         Title:



STOCKHOLDERS AGREEMENT           S-2

                                     KELLI PURSLEY


                                     ------------------------------

                                     D. CRAWFORD GALLIMORE


                                     ------------------------------

                                     T. WAYNE MCCREIGHT


                                     ------------------------------

                                     HAL. H. BIBEE

                                     /s/ HAL. H. BIBEE
                                     ------------------------------


                                     H. RONALD STONE


                                     /s/ H. RONALD STONE
                                     ------------------------------


                                     JERRY F. STONE


                                     ------------------------------


                                     IPP 97 PRIVATE EQUITY, LLC

                                     By: Weskids, L.P., its Managing Member
                                     BY: Weskids, INC., its General Partner


                                     By:
                                        ---------------------------
                                        Name:
                                        Title:



STOCKHOLDERS AGREEMENT           S-2

                                     KELLI PURSLEY


                                     ------------------------------

                                     D. CRAWFORD GALLIMORE


                                     ------------------------------

                                     T. WAYNE MCCREIGHT



                                     ------------------------------


                                     HAL. H. BIBEE


                                     ------------------------------


                                     H. RONALD STONE


                                     ------------------------------


                                     JERRY F. STONE


                                     /s/ JERRY F. STONE
                                     ------------------------------


                                     IPP 97 PRIVATE EQUITY, LLC

                                     By: Weskids, L.P., its Managing Member
                                     BY: Weskids, INC., its General Partner


                                     By:
                                         --------------------------
                                         Name:
                                         Title:



STOCKHOLDERS AGREEMENT           S-2

                                     KELLI PURSLEY


                                     ------------------------------

                                     D. CRAWFORD GALLIMORE


                                     ------------------------------

                                     T. WAYNE MCCREIGHT



                                     ------------------------------


                                     HAL. H. BIBEE


                                     ------------------------------


                                     H. RONALD STONE


                                     ------------------------------


                                     JERRY F. STONE


                                     ------------------------------


                                     IPP 97 PRIVATE EQUITY, LLC

                                     By: Weskids, L.P., its Managing Member
                                     BY: Weskids, INC., its General Partner


                                     By: [SIGNATURE]
                                        ---------------------------
                                        Name:
                                        Title:



STOCKHOLDERS AGREEMENT           S-2

                                       MELLON VENTURES, L.P.

                                       By:  MVMA, L.P., its General Partner
                                       By:  MVMA, Inc., its General Partner

                                       By: /s/ JOHN SHOEMAKER
                                          ---------------------------------
                                          Name:  John Shoemaker
                                          Title: VP

                                       ING (U.S.) CAPITAL CORPORATION


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                       CREDITANSTALT BANKVEREIN
                                       CAYMAN ISLANDS BRANCH


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                       CARMEN NICHOLE STONE TRUST


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



                                       SARAH KATHERINE STONE TRUST



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


                                       GINGER S. MCDONALD TRUST



                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:


Stockholders Agreement                 S-3

                                           MELLON VENTURES, L.P.

                                           By:  MVMA, L.P., its General Partner
                                           By:  MVMA, Inc., its General Partner

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           ING (U.S.) CAPITAL CORPORATION


                                           By: [SIGNATURE]
                                              ---------------------------------
                                              Name:
                                              Title:



                                           CREDITANSTALT CORPORATE FINANCE, INC.


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                           CARMEN NICHOLE STONE TRUST


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                           SARAH KATHERINE STONE TRUST



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           GINGER S. MCDONALD TRUST



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



Stockholders Agreement             S-3

                                           MELLON VENTURES, L.P.

                                           By:  MVMA, L.P., its General Partner
                                           By:  MVMA, Inc., its General Partner

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                           ING (U.S.) CAPITAL CORPORATION


                                           By: [SIGNATURE]
                                              ---------------------------------
                                              Name:
                                              Title:



By: /s/ ROBERT M. BIRINGER                 CREDITANSTALT CORPORATE FINANCE, INC.
   ---------------------------------
   Name: Robert M. Biringer
   Title: Executive Vice President
                                           By: /s/ W. CRAIG STAMM
                                              ---------------------------------
                                              Name:  W. Craig Stamm
                                              Title: Vice President



                                           CARMEN NICHOLE STONE TRUST


                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



                                           SARAH KATHERINE STONE TRUST



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           GINGER S. MCDONALD TRUST



                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:



Stockholders Agreement             S-3

                                            MELLON VENTURES, L.P.

                                            By:  MVMA, L.P., its General Partner
                                            By:  MVMA, Inc., its General Partner

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            ING (U.S.) CAPITAL CORPORATION


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            CREDITANSTALT BANKVEREIN
                                            CAYMAN ISLANDS BRANCH


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:



                                            CARMEN NICHOLE STONE TRUST


                                            By: /s/ JERRY F. STONE
                                               ---------------------------------
                                               Name: Jerry F. Stone
                                               Title: Trustee



                                            SARAH KATHERINE STONE TRUST



                                            By: /s/ JERRY F. STONE
                                               ---------------------------------
                                               Name: Jerry F. Stone
                                               Title: Trustee


                                            GINGER S. MCDONALD TRUST


                                            By: /s/ JERRY F. STONE
                                               ---------------------------------
                                               Name: Jerry F. Stone
                                               Title: Trustee




Stockholders Agreement             S-3

                                            HEATH SHEPHERD STONE TRUST



                                            By: /s/ H. RONALD STONE
                                                ----------------------------
                                                Name:  H. Ronald Stone
                                                Title: Trustee


                                            SARAH ASHLEY STONE TRUST



                                            By: /s/ H. RONALD STONE
                                                ----------------------------
                                                Name:  H. Ronald Stone
                                                Title: Trustee



Stockholders Agreement             S-4